UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 3, 2025

INHIBIKASE THERAPEUTICS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-39676	26-3407249
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3350 Riverwood Parkway SE, Suite 1900
Atlanta, Georgia		30339
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (678) 392-3419

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	IKT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Years.

A Special Meeting of Stockholders (the “Special Meeting”) of Inhibikase Therapeutics, Inc. (the “Company”) was held on January 3, 2025. As further described in Item 5.07 to this Current Report on Form 8-K, at the Special Meeting, the Company’s stockholders approved an amendment to the Company’s Amended and Restated Certificate of Incorporation (the “Certificate of Amendment”) to increase the number of the Company’s authorized shares of common stock from 100,000,000 shares to 500,000,000 shares and eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof, as described in the Company’s definitive proxy statement filed on November 18, 2024 with the Securities and Exchange Commission under Section 14(a) of the Securities Exchange Act of 1934, as amended. The Certificate of Amendment was previously approved by the Company’s board of directors, subject to approval by the Company’s stockholders.

On January 3, 2025, the Company filed the Certificate of Amendment with the Secretary of State of the State of Delaware and the Certificate of Amendment became effective upon filing.

The foregoing description of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the full text of the Certificate of Amendment, a copy of which is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The Special Meeting was held on January 3, 2025. The following proposals were approved at the Special Meeting by the votes indicated:

Proposal One: To approve an amendment to Section 1 of Article IV of the Company’s Amended and Restated Certificate of Incorporation to increase the number of the Company’s authorized shares of common stock from 100,000,000 shares to 500,000,000 shares.

Total Votes
For	62,498,487
Against	377,109
Abstain	7,970
Broker Non-Votes	0

Proposal Two: To approve an amendment to the Company’s 2020 Equity Incentive Plan to increase the number of authorized shares of common stock reserved for issuance by 27,453,993 shares.

Total Votes
For	59,536,802
Against	517,770
Abstain	3,623
Broker Non-Votes	2,825,372

Proposal Three: To approve the repricing of certain outstanding stock options.

Total Votes
For	59,274,474
Against	779,218
Abstain	4,503
Broker Non-Votes	2,825,372

Proposal Four: To approve an amendment to Article XII of the Company’s Amended and Restated Certificate of Incorporation to eliminate the 66 2/3% affirmative vote requirement for amendments to Section 1 of Article IV thereof.

Total Votes
For	59,852,638
Against	189,673
Abstain	15,884
Broker Non-Votes	2,825,372

No other matters were submitted to or voted on by the Company’s stockholders at the Special Meeting.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Number	Description

3.1	Certificate of Amendment to the Amended and Restated Certificate of Incorporation of the Registrant.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 6, 2025	INHIBIKASE THERAPEUTICS, INC.

	By:	/s/ Milton H. Werner, Ph.D.
Milton H. Werner, Ph.D.
President and Chief Executive Officer